                                                                    EXHIBIT 10.3

[LETTERHEAD OF TAMBRANDS]

May 31, 1994



Mr. Edward T. Fogarty
Tambrands Inc.
777 Westchester Avenue
White Plains, New York  10604

                           Restricted Stock Agreement
                           --------------------------

Dear Mr. Fogarty:

     We are pleased to advise you that you have been selected as a participant in the Tambrands Inc. Restricted Stock Plan. This letter will confirm the following agreement made as of the date of this letter between you and Tambrands Inc. (the "Company") pursuant to the Plan, a copy of which is attached hereto and made a part hereof. All capitalized terms used herein shall have the meanings ascribed to them by the Plan.

     1.  Number of Shares of Restricted Stock; Date of Grant.  The Company has
         ---------------------------------------------------
granted you 13,500 shares of Restricted Stock as of May 31, 1994. A stock certificate representing these shares will be held by the Company for safekeeping until such time as the Restricted Period lapses with respect to all or any portion of such shares. At that time, a stock certificate representing your shares will be forwarded to you for that number of shares as to which the Restricted Period has lapsed.

     2.  Restriction on Transfer.  The shares of Restricted Stock granted to you
         -----------------------
hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered until the dates determined pursuant to the following schedule:


                             Restrictions Lapse As To The
       Date                   Following Number of Shares
       ----                  ----------------------------
          May 31, 1997                   4,500
          May 31, 1998                   4,500
          May 31, 1999                   4,500

     Notwithstanding the foregoing schedule, the restrictions on the shares of Restricted Stock shall lapse on such earlier date as shall otherwise be determined under the terms of the Plan and this agreement.

     3.  Forfeiture of Restricted Stock.  Except as otherwise provided in
         ------------------------------
paragraph 4 hereof or the Plan, if your employment with the Company and its Subsidiaries terminates for any reason prior to the time at which the restrictions described in paragraph 2 lapse as to all of the shares of Restricted Stock granted hereunder, any shares which are then subject to such restrictions shall be cancelled without any payment to you and you shall cease to have any rights with respect to such shares of Restricted Stock.

     4.  Termination of Employment By Reason of Death, Disability or Retirement.
         ----------------------------------------------------------------------
If your employment with the Company and its Subsidiaries terminates prior to the end of the Restricted Period by reason of your death, your disability (as determined in accordance with the Company's policies), your retirement at or after age 65, or your early retirement with the consent of the Committee prior to attaining age 65, the Restricted Period shall lapse
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                                                                          Page 2


Mr. E.T. Fogarty
May 31, 1994

with respect to all of the Restricted Stock granted hereunder upon your termination of employment.

     5.  Change of Control.  The Restricted Period shall lapse with respect to
         -----------------
all of the Restricted Stock granted hereunder upon the occurrence of a Change of Control of the Company.

     6.  Rights as a Shareholder.  You shall have all the rights of a
         -----------------------
shareholder of Common Stock with respect to the Restricted Stock granted hereunder, including the right to vote and the right to receive dividends.

     7.  Adjustment.  In the event the Restricted Stock granted hereunder is
         ----------
exchanged for or converted into securities other than Common Stock or in the event that any distribution is made with respect to such Restricted Stock either in Common Stock or in other property, the securities or other property that you receive shall be subject to the same restrictions as apply to such Restricted Stock.

     8.  Other Terms.  All applicable terms and provisions of the Plan shall be
         -----------
deemed to be included herein by reference and shall be controlling in the event of any conflict or inconsistency between the Plan and this agreement.

     Please indicate your acceptance of the terms and conditions of this agreement and of the Plan by signing and returning the enclosed copy of this letter.

Very truly yours,

Tambrands Inc.



By /s/Kevin J. Paradise
   -----------------------
  Kevin J. Paradise
  Vice President -
  Human Resources



Accepted:



/s/Edward T. Fogarty         Date:         6/12/94
- - -------------------------          -----------------------
   Employee Signature



Enclosure:

 1.  1989 Restricted Stock Plan